MICROVAST HOLDINGS, INC. Q1 2022 May 16, 2022

2 DISCLAIMER Forward-Looking Statements ▪ This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “guidance,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. ▪ Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. All information set forth herein speaks only as of the date hereof in the case of information about Microvast or the date of such information in the case of information from persons other than Microvast, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Microvast’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. ▪ Microvast’s annual, quarterly and other filings with the U.S. Securities and Exchange Commission identify, address and discuss these and other factors in the sections entitled “Risk Factors.” Non-GAAP Financial Measures ▪ This presentation contains a presentation of adjusted gross profit and adjusted net loss, which are non-GAAP financial measures. Adjusted gross profit is GAAP gross profit as adjusted for non- cash stock-based compensation expense included in cost of revenues. Adjusted net loss is GAAP net loss as adjusted for non-cash stock-based compensation expense and change in on valuation of warrant liabilities and convertible notes. In addition to Microvast's results determined in accordance with GAAP, Microvast's management uses these non-GAAP financial metrics to evaluate the company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non -GAAP financial information, when taken collectively, may be helpful to investors in assessing Microvast's operating performance. We believe that the use of these non-GAAP metrics provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, non-recurring items, capital expenditures, and non-cash expenses. ▪ In addition, our presentation of adjusted gross profit and adjusted net loss should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of non-GAAP financial metrics may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion. Because of these limitations, these non-GAAP financial metrics should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP financial metrics on a supplemental basis. Investors should review the reconciliations in this presentation and not rely on any single financial measure to evaluate our business.

3 Q1 HIGHLIGHTS

Q1 2022

microvast

Exceeded Q1 sales expectations while maintaining strong backlog

Q1 CHALLENGES

- Rapid increase in raw material prices
- Global inflation
- Supply chain disruptions
- Semiconductor shortages

Q1 KEY STATS

$36.7M Revenue

145.5% YoY Revenue Growth

$120.8M Backlog

$62.0M Order intake

Q1 HIGHLIGHTS

- Robust revenue growth despite macro headwinds
- Major nominations/orders acquired from leading commercial vehicle OEMs in APAC and EMEA.
- Manufacturing capacity expansion projects in Huzhou, China and Clarksville, Tennessee well underway
- First milestone achieved in battery sustainability assessment with TÜV SÜD, a leading certification authority
- Next generation battery solutions launched, which are expected to underpin future revenue growth

4

5 Robust Business Growth Through Partnerships & Major Project Developments in the Global Commercial Vehicle Market Q1 2022 New Crossway Low Entry City & Intercity bus OEM Vehicle Battery Size Highlights 400 – 466 kWh First delivery in mid-2023 eShuttle 84 kWh > $100M over the next 6 years 12T Hybrid Truck 19 kWh New partnership with a leading China CV OEM > 100T Mining Truck 108 kWh First prototypes in delivery for leading construction eqp OEM

Q1 2022

microvast

Q1 Sizable Order Intakes & Operational Update: order intake of $62.0M

Q1 Order Intake

Major Order

ASHOK LEYLAND

- $10.1M
- Various e-buses



Other Orders

OSHKOSH · IVECO • GROUP · ZF · WRIGHT · CARGOTEC · eVersum · LGMG · CNHTC · KING LONG

- Stable business growth with existing customers in serial projects and new development projects with $51.9M order value.

OPERATION

28,000+
Battery Systems in Operation

28 / 220+
Countries / Cities where Products Are in Operation

6.9 Bn+ Miles
Operational Distance Covered

6

7 MV new product portfolio enables our customers to easily optimize vehicle design in terms of energy density and cycle life, delivering improved overall performance and reducing total cost of ownership while preserving fast-charging capabilities. Microvast Launches New Li-ion Battery Cells & Next-Gen Packs Gen 4 battery pack48Ah NMC Li-ion battery cell 53.5Ah NMC Li-ion battery cell Power Cell Pack High energy density & fast-charging Energy Cell MpCO-48Ah HpCO-53.5Ah Fast-charging & long cycle life Delivering up to 20% more energy and power Our next-generation battery solutions underpin our future revenue growth, possess top-of-the-class technical performance and support a lower Total Cost of Ownership Q1 2022

8 Microvast will continue its pursuit of being an industry leading sustainable battery solutions provider ▪ 1st Sustainability Assessment in the battery industry ▪ Regular tracking and monitoring of sustainability goals ▪ Covers the entire value chain - from mining, raw materials and battery production, to recycling and disposal. 17 goals of the UN charter for sustainable future ▪ Successfully completed Phase I of TUV Sustainability Assessment ▪ Both parties have committed to start Phase II to improve sustainability in our battery production processes and value chain Pilot project with TÜV Süd in establishing the industrial standard for a sustainable battery value chain Achievement & Milestone Q1 2022

9 FINANCIALS

10 MICROVAST Q1 FINANCIALS Unaudited Condensed Consolidated Statement of Operations (USD’000) Three-month Ended March 31 2022 2021 YoY(%) Revenues 36,668 14,938 145% Cost of sales (36,655) (16,175) 127% Gross profit 13 (1,237) 101% Gross Margin -% (8.3%) Selling and marketing expenses (5,998) (3,156) 90% General and administrative expenses (26,101) (4,574) 471% Research and development expenses (11,309) (3,786) 199% Operating expenses (43,408) (11,516) 277% Operating loss (43,258) (10,835) 299% Other expense and interest expense (83) (1,755) (95%) Loss on changes in fair value of convertible notes - (3,600) (100%) Loss on changes in fair value of warrant liability (435) - 100% Loss before income tax (43,776) (16,190) 170% Net loss (43,776) (16,299) 169%

11 MICROVAST Q1 FINANCIALS 2022 Q1 Unaudited Adjusted Financials (USD’000) Three-month Ended March 31 2022 2021 Revenues 36,668 14,938 Adjusted Cost of Sales （34,756) (16,175) Adjusted Gross profit (loss) 1,912 (1,237) Adjusted Gross Margin 5.2% (8.3%) Adjusted Operating Expenses (31,050) (11,516) Adjusted Operating Loss (29,001) (10,835) Adjusted Net Loss (29,084) (12,699) Cost of Sales Adjustments 2022 2021 Non-cash settled SBC 1,899 - Operating Expense Adjustment 2022 2021 Non-cash settled SBC 14,257 - Net loss Adjustments 2022 2021 Fair value changes 435 3,600

12 Q1 2022 2022 Q1 Revenue by Region - (USD’000) Revenue by region Three Months Ended March 31 (USD’000) YoY change 2022% 2021% % APAC (Excluding PRC) 13,404 37% 1,842 12% 628% PRC 19,838 54% 10,642 71% 86% EMEA 2,751 7% 2,327 16% 18% USA 675 2% 127 1% 432% Total 36,668 100% 14,938 100% 145% EMEA 2,751 7% USA 675 2% APAC 13,404 37% PRC 19,838 54% 2022 Q1 2021 Q1 EMEA 2,327 16% USA 127 1% APAC 1,842 12% PRC 10,642 71%

13 Q1 2022 2022 Q1 Cash Bridge (US$mn) - strong cash position, capacity expansions fully funded, low debt levels, and growing Fixed Asset base (that is unencumbered)

14 OUTLOOK

15 Our Capacity & Sustainability Plans Capacity Expansion Sustainability ▪ Total Investment budget: $180M ▪ Additional capacity 2 GWh per annum - Ramping-up in Q4/2022; ▪ New building supports up to 12 GWh per annum (additional utility infrastructure required) ▪ SOP in Q1 2023 ▪ Optimization of production processes ▪ Set up framework to trace our CO2 footprint throughout the entire battery supply chain ▪ Cooperation with industry partners on battery recycling ▪ TUV project stage II - further improvements in our production and procurement processes with the goal to secure a leading position as a sustainable battery producer ▪ Total Investment budget: $266M ▪ 2 GWh per annum (utility setup supports 4+ GWh per annum) ▪ SOP expected in late Q3 2023 ▪ Expected to fulfill USMCA requirements Production Plant Phase 3.1 Huzhou, China Production Plant 1.1 Clarksville, Tennessee Preparations to deliver sustainable battery solutions Q1 2022

16 Our execution plans ▪ Positive business momentum projected for 2022. We expect to grow revenue in the range of 35 to 45% compared to 2021 ▪ We expect to grow forecasted revenue with new multi-year supply contracts. ▪ Full launch of our next generation battery solutions to further drive global sales growth, with initial deliveries beginning in 2022 ▪ Take advantage of opportunities for Fuel Cell battery solutions ▪ Exploring the market for Energy Storage Solutions. Revenue Q1 2022

17 WEBCAST INFORMATION ▪ Microvast’s management will host a live webcast to review this presentation, including an overview of its Q1 2022 financial results, at 5:00 p.m. Central Time on May 16, 2022. ▪ The event can be accessed at the “Events and Presentations” section of our investor relations website, along with a copy of this presentation, at https://ir.microvast.com/events-presentations/events. ▪ A replay will be available following the conclusion of the event for approximately one year.

Thinking Forward. Powering Now.